UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2005

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pilgrim Way Green Bay, Wisconsin	54304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (920) 429-2211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 18, 2005, ShopKo Stores, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of and amended as of October 18, 2005 (the “Merger Agreement”), by and among the Company, SKO Group Holding Corp., a Delaware corporation (“Parent”), and SKO Acquisition Corp., a Wisconsin corporation (“Acquisition Sub”).  Parent and Acquisition Sub are affiliates of Sun Capital Partners, Inc. (“Sun Capital”), a private investment firm.

The Merger Agreement contemplates that Acquisition Sub will be merged with and into the Company (the “Merger”) and each outstanding share of common stock of the Company will be converted into the right to receive $29.00 per share in cash plus an increase in the per share price of six percent per annum each day from December 15, 2005 through and including the closing date of the Merger.

The Company has made customary representations and warranties and covenants in the Merger Agreement, including (i) not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative business combination transactions; (ii) to cause a meeting of the Company’s shareholders to be held to consider the adoption of the Merger Agreement; and (iii) subject to certain exceptions, an agreement by the Company’s board of directors to recommend that the Company’s shareholders adopt the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement.

Consummation of the Merger is subject to various customary conditions, including adoption of the Merger Agreement by the Company’s shareholders, the absence of certain legal impediments to the consummation of the Merger and the receipt of certain regulatory approvals.  Parent has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement, which are subject to customary conditions.  The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement, under certain specified circumstances, Parent will be required to reimburse the Company for the Company’s payment of the Badger Termination Fee (as defined below) and, under certain specified circumstances, the Company will be required to reimburse Parent for its transaction expenses up to $13.5 million plus the amount of the Badger Termination Fee and/or pay a termination fee of $13.5 million plus the amount of the Badger Termination Fee (less the amount of expenses paid).

A copy of the Merger Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.  A copy of the amendment to the Merger Agreement is attached as Exhibit 10.2 and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Immediately prior to the execution of the Merger Agreement, the Company amended the Rights Agreement, dated as of July 3, 1992, as amended and restated as of September 24, 1997 and further amended as of May 22, 1998 and April 7, 2005 (the “Rights Agreement”) between the Company and Wells Fargo Bank, N.A., as successor to Norwest Bank Minnesota, National Association, to provide that neither Parent, Acquisition Sub nor any of their affiliates or associates shall be deemed to be an Acquiring Person (as defined in the Rights Agreement) and no Distribution Date (as defined in the Rights Agreement) shall occur, in each case, as a result of the execution and delivery of the Merger Agreement, the public announcement of such execution and delivery, the performance of the Merger Agreement or the consummation of the Merger or the other transactions contemplated by the Merger Agreement and that the Rights (as defined in the Rights Agreement) will expire immediately prior to the Effective Time (as defined in the Merger Agreement).

The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Third Amendment to Rights Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 1.02.  Termination of Material Definitive Agreement.

In connection with the execution of the Merger Agreement described in Item 1.01 hereof, the Company terminated the Agreement and Plan of Merger, dated April 7, 2005, as amended on September 9, 2005 and September 29, 2005, by and among the Company, Badger Retail Holding, Inc. and Badger Acquisition Corp. (the “Badger Agreement”).  Additionally, the Company’s board of directors canceled the October 26, 2005 Special Meeting of Shareholders previously scheduled for consideration of the Badger Agreement and paid the break-up fee of $13.5 million required by the Badger Agreement (the “Badger Termination Fee”).

Item 8.01.  Other Events.

On October 18, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the signing of the Merger Agreement and termination of the Badger Agreement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

Statements in this report about the expected timing, completion and effects of the proposed Merger and all other statements other than historical facts constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.  All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  For example, the Company may not be able to complete the proposed Merger with the Acquisition Sub on the terms in the existing Merger Agreement or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the other closing conditions.  These factors, and other factors that may affect the business or financial results of the Company are described in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.

ADDITIONAL INFORMATION

In connection with the Company’s solicitation of proxies with respect to the meeting of shareholders called in connection with the proposed Merger with the Acquisition Sub, the Company will file with the SEC, and furnish to shareholders of the Company, a proxy statement.  Shareholders are advised to read the proxy statement when it is finalized and distributed to shareholders because it will contain important information.  Shareholders are able to obtain a free-of-charge copy of the proxy statement when available and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov, by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, or from the Company’s website, http://www.shopko.com.

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger.  Information regarding the persons who may be considered “participants” in the solicitation of proxies, including their beneficial ownership of the Company’s common stock as of April 30, 2005 is set forth in the Company’s annual report on Form 10-K for the fiscal year ended January 29, 2005, as amended.  Additional information about the interests of potential participants will be included in the proxy statement the Company will file with the SEC.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of and amended as of October 18, 2005, by and among ShopKo Stores, Inc., SKO Group Holding Corp. and SKO Acquisition Corp.

10.2	Amendment No. 1 to the Agreement and Plan of Merger, dated and amended as of October 18, 2005, by and among ShopKo Stores, Inc., SKO Group Holding Corp. and SKO Acquisition Corp.

10.3

Third Amendment to the Rights Agreement, dated as of October 18, 2005, to the Rights Agreement, dated as of July 3, 1992, as amended and restated as of September 24, 1997 and further amended as of May 22, 1998 and April 7, 2005, between ShopKo Stores, Inc. and Wells Fargo Bank, N.A., as successor to Norwest Bank Minnesota, National Association

99.1	Press Release dated October 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2005	SHOPKO STORES, INC.

By:/s/ Steven R. Andrews
Steven R. Andrews Senior Vice President, Law and Human Resources, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of and amended as of October 18, 2005, by and among ShopKo Stores, Inc., SKO Group Holding Corp. and SKO Acquisition Corp.

10.2	Amendment No. 1 to the Agreement and Plan of Merger, dated and amended as of October 18, 2005, by and among ShopKo Stores, Inc., SKO Group Holding Corp. and SKO Acquisition Corp.

10.3

Third Amendment to the Rights Agreement, dated as of October 18, 2005, to the Rights Agreement, dated as of July 3, 1992, as amended and restated as of September 24, 1997 and further amended as of May 22, 1998 and April 7, 2005, between ShopKo Stores, Inc. and Wells Fargo Bank, N.A., as successor to Norwest Bank Minnesota, National Association

99.1	Press Release dated October 18, 2005